SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                            ______________________

                                  FORM 8-K



                               CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               Date of Report
                       (Date of earliest event reported)
                             September 18, 1998



                           UNION CARBIDE CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                     1-1463                       13-1421730
(State or other         (Commission File Number)             (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)





              39 Old Ridgebury Rd, Danbury, CT           06817-0001
          (Address of principal executive offices)       (Zip code)



                        Registrant's telephone number,
                      including area code 203-794-2000



         Total number of sequentially numbered pages in this filing,
                         including exhibits thereto:   6

Item 5.  OTHER EVENTS.

         (a) See Union Carbide Corporation's Computation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 1998 and the years ended December 31, 1997, 1996, 1995, 1994 and 1993 accompanying this report as Exhibit 12.

         (b) See Union Carbide Corporation's press release dated September 18, 1998 accompanying this report as Exhibit 99.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.



         (c)  Exhibits.

              12. Computation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 1998 and the years ended December 31, 1997, 1996, 1995, 1994 and 1993.

              99.  Press release, September 18, 1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









Date:  October 22, 1998



                                        UNION CARBIDE CORPORATION





                                        By     /s/J. Macdonald
                                               J. Macdonald
                                               Assistant Secretary

                             EXHIBIT INDEX



Exhibit

12. Computation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 1998 and the years ended December 31, 1997, 1996, 1995, 1994 and 1993.


99.  Press release, dated September 18, 1998.